SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events.
Subsequent Events

19) SUBSEQUENT EVENTS

Subsequent to year-end, Enerplus entered into two separate agreements to sell non-core Canadian natural gas assets for proceeds of approximately $193 million, before closing adjustments. One transaction with proceeds of $183 million before adjustments has closed, and it is expected that the second transaction should close in February 2016.

Subsequent to year-end, Enerplus' Board of Directors approved a reduction in the monthly dividend from $0.03 per share to $0.01 per share, effective with the April payment.